Exhibit 21

Subsidiaries of the Registrant
                                                      Owned by
Subsidiary                                             Lynch


Brighton Communications Corporation .........          100.0%
  Lynch Telephone Corporation IV ............          100.0%
    Bretton Woods Telephone Company .........          100.0%
    World Surfer, Inc. ......................          100.0%
  Lynch Kansas Telephone Corporation ........          100.0%
  Lynch Telephone Corporation VI ............           98.0%
    JBN Telephone Company, Inc. .............           98.0%
      JBN Finance Corporation ...............           98.0%
    Giant Communications, Inc. ..............          100.0%
    Lynch Telephone Corporation VII .........          100.0%
      USTC Kansas, Inc. .....................          100.0%
       Haviland Telephone Company, Inc. .....          100.0%
         Haviland Finance Corporation .......          100.0%
  DFT Communications Corporation ............          100.0%
    Dunkirk & Fredonia Telephone Company ....          100.0%
      Cassadaga Telephone Company ...........          100.0%
        Macom, Inc. .........................          100.0%
      Comantel, Inc. ........................          100.0%
        Erie Shore Communications, Inc. .....          100.0%
        D&F Cellular Telephone, Inc. ........          100.0%
    DFT Long Distance Corporation ...........          100.0%
    DFT Local Service Corporation ...........          100.0%
LMT Holding Corporation .....................          100.0%
 Lynch Michigan Telephone Holding Corporation          100.0%
    Upper Peninsula Telephone Company .......          100.0%
    Alpha Enterprises Limited ...............          100.0%
        Upper Peninsula Cellular North, Inc.           100.0%
        Upper Peninsula Cellular South, Inc.           100.0%

Global Television, Inc. .....................          100.0%

Inter-Community Acquisition Corporation .....          100.0%

Home Transport Service, Inc. ................          100.0%

Lynch Capital Corporation ...................          100.0%

Lynch Entertainment Corporation .............          100.0%
Lynch Entertainment Corporation II ..........          100.0%

Lynch International Exports, Inc. ...........          100.0%

Lynch Manufacturing Corporation .............          100.0%
  Lynch Display Technologies, Inc. ..........          100.0%
    Lynch Systems, Inc. .....................           91.0%

                                                      Owned by
Subsidiary                                             Lynch

      Lynch International Holding Corporation ....      91.0%
      Lynch-AMAV LLC .............................      68.2%
 M-tron Industries, Inc. .........................      91.0%
   M-tron Industries, Ltd. .......................      91.0%
 Spinnaker Industries, Inc. ......................      61.2%



    Entoleter, Inc. ..............................      61.2%
    Spinnaker Coating, Inc. ......................      61.2%
      Spinnaker Coating-Maine, Inc. ..............      61.2%
    Central Products Company .....................      61.2%

    Spinnaker Electrical Tape Company ............      61.2%

Lynch Multimedia Corporation .....................     100.0%
  CLR Video, L.L.C ...............................      60.0%

The Morgan Group, Inc. ...........................   68.06%(V)/53.06%(O)
  Morgan Drive Away, Inc. ........................   68.06%(V)/53.06%(O)
    Transport Services Unlimited, Inc. ...........   68.06%(V)/53.06%(O)
  Interstate Indemnity Company ...................   68.06%(V)/53.06%(O)
  Morgan Finance, Inc. ...........................   68.06%(V)/53.06%(O)

  TDI, Inc. ......................................   68.06%(V)/53.06%(O)
    Home Transport Corporation ...................   68.06%(V)/53.06%(O)
    MDA Corporation ..............................   68.06%(V)/53.06%(O)

Lynch PCS Communications Corporation .............     100.0%
  Lynch PCS Corporation A ........................     100.0%
  Lynch PCS Corporation F ........................     100.0%
  Lynch PCS Corporation G ........................     100.0%
  Lynch PCS Corporation H ........................     100.0%

Lynch Interactive Corporation ....................     100.0%
Lynch Telecommunications Corporation .............     100.0%
  Lynch Telephone Corporation ....................      83.1%
    Western New Mexico Telephone Company, Inc. ...      83.1%
    Interactive Networks Corporation .............      83.1%
    WNM Communications Corporation ...............      83.1%
    Wescel Cellular, Inc. ........................      83.1%
      Wescel Cellular of New Mexico, L.P. ........      42.4%
    Wescel Cellular, Inc. II .....................      83.1%
      Northwest New Mexico Cellular, Inc. ........      40.6%
      Northwest New Mexico Cellular of New Mexico,      20.7%
L.P. .............................................
        Enchantment Cable Corporation ............      83.1%
 Lynch Telephone Corporation II ..................      83.0%
   Inter-Community Telephone Company .............      83.0%
     Inter-Community Telephone Company II ........      83.0%
Inter-Community Acquisition Corporation
   Valley Communications, Inc. ...................      83.0%
 Lynch Telephone Corporation III .................      81.0%
   Cuba City Telephone Exchange Company ..........      81.0%
   Belmont Telephone Company .....................      81.0%

 Notes: (V)=Percentage voting control; (O)=Percentage of equity ownership